UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC  20549

                         FORM 8-K/A
                       Amendment No. 1

                       CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange
                         Act of 1934

  Date of Report (Date of earliest event report) January 9,
                            2002

              Media and Entertainment.com, Inc.
   (Exact name of registrant as specified in its chapter)


     Nevada             0-32231             52-2236253
  ------------         ---------            -----------
 (State or other      (Commission          (IRS Employer
 jurisdiction of      File Number)      Identification No.)
 incorporation)


 500 North Rainbow, Suite 300, Las Vegas, NV    89107
 --------------------------------------------   ------
   (Address of principal executive            (Zip Code)
               offices)

Registrant's telephone number,           (702) 221-1935
including area code:                    ---------------

                       Not Applicable
     -------------------------------------------------
   (Former name or former address, if changed since last
                          report.)


ITEM 4. Changes in Registrant's Certifying Accountant

(a)  Information required by Item 304 (a)(1) of Regulation S-
K

On January 9, 2002, G. Brad Beckstead, CPA resigned as the principal accountant of Media and Entertainment.com, Inc.
(the Company).  The Company has retained Chavez & Koch,
CPA's, Ltd. as its independent accountants for the fiscal year ending December 31, 2001. The Audit Committee of the
Board of Directors (the "Audit Committee") and the Board of
Directors of the Company approved the decision to change independent accountants.

Reports issued by G. Brad Beckstead, CPA on each of the Company's financial statements for the year ended December 31, 2000 and subsequent interim periods in 2001, did not contain adverse opinions or disclaimers of opinion, or any qualifications or modifications as to uncertainty, audit scope or accounting principles, but had a fourth explanatory paragraph describing going concern contingencies. During the fiscal year ended December 31, 2000 and subsequent interim periods through the date of resignation on January 9, 2002 there were no disagreements with G. Brad Beckstead, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to G. Brad Beckstead, CPA's satisfaction, would have caused him to refer to the subject matter of the disagreement(s) in connection with his report.



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(b)  Information required by Item 304(a)(2) of Regulation S-K

Effective January 10, 2002, the Company has engaged Chavez & Koch, CPA's, Ltd. as its independent accountants for the fiscal year ended December 31, 2001. During the most recent fiscal year and subsequent interim periods preceding the resignation of G. Brad Beckstead, CPA, the Company has consulted with Chavez & Koch, CPA's, Ltd. regarding general business issues and the presentation of financial statements. This consultation related to a general examination of the Company's financial statements and to the presentation of pro-forma financial statements related to the purchase of a separate company by the Company. Chavez & Koch, CPA's, Ltd. referred the Company to the requirements of Generally Accepted Accounting Principles and the Securities and Exchange Commission for purchase accounting and the acquisition of another company. During the most recent fiscal year and subsequent interim periods preceding the resignation of G. Brad Beckstead, CPA, neither the Company nor anyone engaged on its behalf has consulted with Chavez & Koch, CPA's, Ltd. regarding: (i) the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K).

The Company has furnished G. Brad Beckstead, CPA with a copy of the disclosures under this Item 4 and has requested that
G. Brad Beckstead, CPA provide it with a letter addressed to the SEC stating whether or not he agrees with the above statements. A copy of the letter from G. Brad Beckstead, CPA has been filed as an exhibit.


ITEM 7. EXHIBITS

16. Letter from G. Brad Beckstead, CPA to the Securities and
Exchange Commission.


                         SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 15, 2002

              Media and Entertainment.com, Inc.


        By: /s/Jon Jannotta
           --------------------
          Jon Jannotta, Vice President and Director



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